SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JUNE 15, 2005


                          TOMMY HILFIGER CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


BRITISH VIRGIN ISLANDS         1-11226              98-0372112
----------------------         -------              ----------
    (State or other        (Commission File        (IRS Employer
    jurisdiction of            Number)            Identification
    incorporation)                                    Number)

    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
                               ------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information under this caption is furnished by Tommy Hilfiger Corporation (the "Company") in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 15, 2005, the Company issued a press release describing its preliminary fiscal 2005 pretax results, as well as a revised outlook for fiscal 2006 and an update on the investigation by the U.S. Attorney's office. A copy of the press release is attached as Exhibit 99.1 to this report.

In the attached press release, the Company states that it expects to record net provisions in the range of $30 million to $40 million (taking into account pre-existing tax reserves for these matters) with respect to the U.S. Attorney's Office investigation, the Hong Kong Inland Revenue Department matter, the Tommy Hilfiger Licensing, Inc. matter, and the New Jersey Alternative Minimum Assessment refunds, all as described in the attached release.

For purposes of clarification, the Company's total aggregate tax reserves for the aforementioned matters are approximately $15 million, all of which were accrued as of March 31, 2004 and included in the balance of $19 million "Income taxes payable" reported in Note 7, Accrued Expenses and Other Current Liabilities, to the Company's 2004 Consolidated Financial Statements. As the Company has not yet filed reports on Form 10-Q for the second and third quarter periods of the fiscal year, the impact of these provisions on these periods must be evaluated. In addition, the Company must analyze the impact of these provisions on related note disclosures and prepare such disclosures to comply with Generally Accepted Accounting Principles. These activities are expected to be completed before August 10, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

      99.1  Press release, dated June 15, 2005.



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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    TOMMY HILFIGER CORPORATION


                                    By:  /s/ Joseph Scirocco
                                       -----------------------------------------
                                        Name:  Joseph Scirocco
                                        Title: Chief Financial Officer,
                                               Executive Vice President and
                                               Treasurer

Date:  June 15, 2005



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                                  EXHIBIT INDEX

Exhibit No.       Description
---------         ------------
99.1              Press release, dated June 15, 2005.